Exhibit 99.2

BY FAX AND OVERNIGHT COURIER

August 25, 2004

Liberty Electric PA, LLC

c/o Reliant Resources, Inc.

1000 Main Street

Houston, TX 77002

Attn: Mr. D. Hannon

Liberty Electric Power, LLC

c/o Reliant Resources, Inc.

1000 Main Street

Houston, TX 77002

Attn: Mr. D. Hannon

Liberty Member, LLC

Liberty MidAtlantic, LLC

Eddystone Power, LLC

MidAtlantic Liberty, LLC

c/o Reliant Resources, Inc.

1000 Main Street

Houston, TX 77002

Attn: Mr. D. Hannon

RE: Notice of Sale of Collateral pursuant to (i) Section 4.5(a)(v) of the Pledge and Security Agreement dated as of July 31, 2000 between Liberty Electric PA, LLC, and JPMorgan Chase Bank as collateral agent (the “Pledge Agreement”), and (ii) Section 4.5(a)(v) of the Security Agreement dated as of July 31, 2000 between Liberty Electric Power, LLC, and JPMorgan Chase Bank as collateral agent (the “Security Agreement”).

Ladies and Gentlemen:

Reference is made to the Master Agreement dated as of July 31, 2000, by and among Liberty Electric PA, LLC, Liberty Electric Power, LLC, the Lenders party thereto, and JPMorgan Chase Bank as Administrative Agent, (as amended, the “Master Agreement”), to the Pledge Agreement and the Security Agreement. Capitalized terms used herein that are not otherwise defined herein, shall have the meaning given to such terms in the Master Agreement.

We hereby give you notice pursuant to Section 4.5(a)(v) of the Pledge Agreement, Section 4.5(a)(v) of the Security Agreement and Section 9-611 of the New York Uniform Commercial Code (the “NYUCC”) that we will sell Collateral under each of the Pledge Agreement and the Security Agreement, including without limitation, 100% of the membership units in Liberty Electric Power, LLC (the “Pledged Membership Interests”), to the highest qualified bidder, in public as follows:

Day and date: Tuesday, September 14, 2004

Time: 12:00 pm (ET)

Place: Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, 30th Floor.

The sale will be for cash. The Collateral Agent, on behalf of the Lenders, reserves the right to bid for and purchase the Collateral, including the Pledged Membership Interests and to credit the expenses of the sale and all or a portion of the Secured Obligations against the purchase price. The Pledged Membership Interests shall be sold only as a block.

In compliance with Section 5.2 of the Pledge Agreement, Section 5.2 of the Security Agreement and Section 9-611 of the NYUCC, we have sent this notice by United States mail, postage prepaid with return receipt requested, and via overnight courier to all addressees.

You are entitled to an accounting of the unpaid amounts of the Secured Obligations secured by the Collateral to be sold. You may request an accounting by calling Manochere Alamgir at 212-270-0293.

Notice to the general public in the form of Exhibit A attached hereto will be published in the national edition of the Wall Street Journal or the New York Times. We also request that you forward, and cause Reliant Energy Power Corporation to forward, copies of such notice to the general public to all other entities that you or Reliant Energy Power Corporation believe may be interested in purchasing any of the Collateral described in the notice.

Very truly yours,

JPMorgan Chase Bank,
as Collateral Agent

By:
Name:
Title:

Cc: Liberty Electric PA, LLC

c/o Reliant Energy Power Generation, Inc.

1000 Main Street

Houston, TX 77002

Attn: General Counsel

Exhibit A

BY ORDER OF SECURED PARTY

PUBLIC AUCTION - FORECLOSURE SALE INCLUDING

100% OF THE UNITS OF LIBERTY ELECTRIC POWER LLC

SEPTEMBER 14, 2004 12:00 p.m.

425 LEXINGTON AVENUE, 30TH FLOOR

NEW YORK, NY 10017

FOR SALE

Collateral of the Secured Party (JPMorgan Chase Bank or its nominee as Collateral Agent) including without limitation, 100 Units of Liberty Electric Power LLC (“Liberty”) representing one hundred percent (100%) of the issued and outstanding Membership Interests in Liberty (the “LLC Interests”) and certain personal property pledged by Liberty (the “Liberty Collateral” and together with the LLC Interests, the “Collateral”).

The LLC Interests are to be sold as a single block to the highest bidder. All the LLC Interests are unregistered securities under the Securities Act of 1933 (the “33 Act”).

TERMS OF SALE

Cash Sale: Prospective purchasers must be prepared to pay in cash or cashier’s check. The Secured Party (JPMorgan Chase Bank or its nominee as Collateral Agent) reserves the right to bid for and purchase the LLC Interests and all other Collateral to be sold and to credit the expenses of the sale and all or a portion of the principal, interest and any other amounts owing or for which Liberty and Liberty Electric PA, LLC are liable to the Secured Party against the purchase price.

Block Sale: The LLC Interests will be sold only as a block.

Compliance with Federal Power Act/Public Utility Holding Company Act/applicable Regulatory requirements: Prospective purchasers must be prepared to close the purchase of any of the Collateral, including without limitation, the LLC Interests in escrow prior to satisfying applicable regulatory requirements, including without limitation, provisions of the Federal Power Act, the Public Utility Holding Company Act of 1935, and Pennsylvania’s public utility statutes, and prospective purchasers must provide a best efforts commitment to obtain any such necessary regulatory approvals within 120 days of the sale. Such approvals shall include (but not be limited to) an approval of the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act for the transfer of the LLC Interests to the prospective purchaser.

INFORMATION: Interested parties may obtain financial and other information with respect to the collateral by written request addressed to Mr. Manochere Alamgir, JPMorgan Chase Bank, 270 Park Ave., 20th Floor, New York, NY 10017.

PURCHASER REPRESENTATIONS: Because the LLC Interests are UNREGISTERED and are being sold as a block, the purchaser of the LLC Interests will be required to execute a letter representing: (i) that it is purchasing the LLC Interests for its own account and not with a view to distribution thereof; (ii) that the LLC Interests will not be resold or transferred or otherwise hypothecated by the purchaser without prior REGISTRATION in compliance with the provisions of the 33 Act and applicable state blue sky laws or unless an exemption from such registration under the 33 Act or applicable state blue sky laws is available; (iii) that is possesses sufficient business experience to evaluate the risk of purchasing the LLC Interests; and (iv) that it has sufficient financial means to be able to afford the risk of the investment.

RESTRICTIVE LEGEND: Certificates for the shares of the LLC Interests when issued to the purchaser thereof, will bear an appropriate legend to the effect that the LLC Interests represented thereby may not be sold or transferred without registration under the 33 Act or the availability of a valid exemption from such registrations.

BRIEF DESCRIPTION OF BUSINESS OF LIBERTY: Liberty owns and operates an approximately 568 megawatt combined cycle gas-fueled electric generating plant located in the Borough of Eddystone, Delaware County, Pennsylvania. Construction of the plant was completed in 2002. The project company is an exempt wholesale generator under Section 32 of the Public Utility Holding Company Act and is authorized by the Federal Energy Regulatory Commission to sell electric power at market based rates.

Liberty is a party to extensive financing agreements with the Secured Party and other Lenders and is (and will continue to be following sale) liable for secured debt in excess of $275,000,000, (in principal amount) that is currently in default (including payment default) under the terms of such financing agreements. Please contact the parties specified above for further information regarding the terms of the financing and Liberty.

BY FAX AND OVERNIGHT COURIER

August 25, 2004

Liberty Electric PA, LLC

c/o Reliant Resources, Inc.

1000 Main Street

Houston,

TX 77002

Attn: Mr. D. Hannon

Liberty Electric Power, LLC

c/o Reliant Resources, Inc.

1000 Main Street

Houston,

TX 77002

Attn: Mr. D. Hannon

RE: Liberty Electric Power Project – Master Agreement dated as of July 31, 2000, by and among Liberty Electric PA, LLC, Liberty Electric Power, LLC, the Lenders party thereto, and JPMorgan Chase Bank as Administrative Agent, as amended (“Master Agreement”).

Ladies and Gentlemen:

Reference is made to (i) Sections 9.1(a) and (b) of the Master Agreement, (ii) the continuing failure by the Obligors to make the payments of principal, interest and fees that were due and owing to the Lenders on April 15, 2004 and (iii) the prior Events of Default that have occurred and which are continuing under the Master Agreement, including without limitation under Sections 9.1(f), (i), (l) and (n) of the Master Agreement.

In accordance with Section 4.5(a)(v) of the Borrower Security and Pledge Agreement and Section 4.5(a)(v) of the Project Company Security Agreement, the Collateral Agent has been instructed by the Majority Lenders to sell all of the Collateral (as defined in the Borrower Security and Pledge Agreement and the Project Company Security Agreement respectively), including without limitation 100% of the membership units in the Project Company and to commence such sale by issuing the notice of foreclosure enclosed herewith (the “Foreclosure Notice”).

Nothing in this letter or in the Foreclosure Notice or as a result of any action taken pursuant thereto shall prejudice any of the rights, benefits or privileges of the Collateral Agent, the Administrative Agent or any of the Lenders under the Financing Documents, including the right of the Collateral Agent and the Administrative Agent to take any other action permitted by the Financing Documents or applicable law, and all such rights, benefits and privileges are hereby expressly reserved.

Capitalized terms used herein that are not otherwise defined herein, shall have the meaning given to such terms in the Master Agreement.

Very truly yours,

JPMORGAN CHASE BANK, as Administrative Agent

By:
Name:
Title:

cc:

Liberty Electric PA, LLC

c/o Reliant Energy Power Generation, Inc.

1000 Main Street

Houston, TX 77002

Attn: General Counsel